                                                                    Exhibit 99.2

      BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY REPORT
      Series     1995-A

      Distribution Date of:                                           15-May-00
      Determined as of:                                                9-May-00
      For the Monthly Period Ending:                                  30-Apr-00
      Days in Interest Period (30/360)                                       30
      Days in Interest Period (Actual/360)                                   28

                                                                      Beginning              Ending               Change
                                                                      ---------              ------               ------
      Pool Balance (Principal)                                 4,010,232,610.78    3,958,483,900.87       (51,748,709.91)
      Excess Funding Account                                               0.00                0.00                 0.00

      Invested Amount                                            380,000,000.00      380,000,000.00                 0.00
      Class A Invested Amount                                    357,200,000.00      357,200,000.00                 0.00
      Class B Invested Amount                                     22,800,000.00       22,800,000.00                 0.00

      Principal Funding Account                                  238,133,333.33      297,666,666.67        59,533,333.33

      Adjusted Invested Amount                                   141,866,666.67       82,333,333.33       (59,533,333.33)
      Class A Adjusted Invested Amount                           119,066,666.67       59,533,333.33       (59,533,333.33)
      Class B Adjusted Invested Amount                            22,800,000.00       22,800,000.00                 0.00
      Enhancement Invested Amount                                          0.00                0.00                 0.00

      Reserve Account                                              1,900,000.00        1,900,000.00                 0.00

      Available Cash Collateral Amount                            16,568,000.00       11,210,000.00        (5,358,000.00)
      Available Shared Collateral Amount                          12,768,000.00        7,410,000.00        (5,358,000.00)
      Spread Account                                              11,400,000.00       11,210,000.00          (190,000.00)

      Servicing Base Amount                                      141,866,666.67       82,333,333.33       (59,533,333.33)

      Allocation Percentages
      ----------------------

      Floating Allocation Pct                                             5.02%
      Principal Allocation Pct                                            9.48%
      Class A Floating Pct                                               88.68%
      Class B Floating Pct                                               11.32%
      Class A Principal Pct                                              94.00%
      Class B Principal Pct                                               6.00%

                                                                    Series
      Allocations                               Trust               1995-A               Class A              Class B
      -----------                          -----------------------------------------------------------------------------
      Principal Collections                440,204,628.68         41,712,732.19       39,209,968.26         2,502,763.93

      Finance Charge Collections            71,841,657.82          3,607,997.66        3,199,545.10           408,452.57
      PFA Investment Proceeds                          NA          1,051,380.06        1,051,380.06                 0.00
      Reserve Account Draw                             NA            169,053.27          169,053.27                 0.00
                                                                     ----------          ----------                 ----
      Available Funds                                              4,828,431.00        4,419,978.43           408,452.57

      Monthly Investor Obligations
      ----------------------------
      Servicer Interchange                                           395,833.33          351,022.01            44,811.32
      Monthly Interest                                             1,950,350.00        1,830,650.00           119,700.00
      Monthly Servicing Fee                                           29,555.56           26,209.64             3,345.91
      Defaulted Amounts                      27,492,837.86         1,380,732.26        1,224,422.95           156,309.31
                                                                   ------------       -------------           ----------
                                                                   3,756,471.15        3,432,304.61           324,166.55

      Excess Spread                                                1,228,269.16          987,673.82           240,595.33
      Required Amount                                                      0.00                0.00                 0.00

      Cash Collateral Account
      -----------------------
      Cash Collateral Fee                                                                  2,009.78
      Risk-Free Fee                                                                        2,660.00
      Interest on CCA Draw                                                                     0.00
      Monthly Cash Collateral Fee                                                          4,669.78

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
      Cash Collateral Account  (continued)
      ------------------------------------
      Quarterly Excess Spread Percentage                                                               7.14%
      Principal Payment Rate Calculation                                                              11.30%
      Calculated Current Month's Spread Account Cap                                                    3.00%
      Spread Account Cap Adjustment                                                                    0.00%
      Applicable Spread Account Cap Percentage                                                         3.00%
      Beginning Cash Collateral Amount                                                        16,568,000.00
      Required Cash Collateral Amount                                                         11,210,000.00
      Cash Collateral Account Draw                                                                     0.00
      Cash Collateral Account Surplus                                                          5,358,000.00
      Beginning Spread Account Balance                                                        11,400,000.00
      Required Spread Account Amount                                                          11,210,000.00
      Required Spread Account Draw                                                                     0.00
      Required Spread Account Deposit                                                                  0.00
      Spread Account Surplus                                                                     190,000.00

      Monthly Principal & Controlled Deposit Amount
      ---------------------------------------------
      Month of Accumulation                                                                               5
      Controlled Accumulation Amount                                                          59,533,333.33
      Required PFA Balance                                                                   297,666,666.67
      Beginning PFA Balance                                                                  238,133,333.33
      Controlled Deposit Amount                                                               59,533,333.33
      Available Investor Principal Collections                                                43,093,464.45
      Principal Shortfall                                                                     16,439,868.88
      Shared Principal to Other Series                                                                 0.00
      Shared Principal from Other Series                                                      16,439,868.88
      Class A Monthly Principal                                                               59,533,333.33
      Class B Monthly Principal                                                                        0.00
      Monthly Principal                                                                       59,533,333.33
      PFA Deposit                                                                             59,533,333.33
      PFA Withdrawal                                                                                   0.00
      Ending PFA Balance                                                                     297,666,666.67
      Principal to Investors                                                                           0.00
      Ending Class A Invested Amount                                                         357,200,000.00
      Ending Class B Invested Amount                                                          22,800,000.00

      Class A Accumulation Period Length
      ----------------------------------
      Min 12 Month Historical Prin Pmt Rate                                                           10.71%
      Revolving Investor Interest                                                            630,000,000.00
      Class A Invested Amount                                                                357,200,000.00
      Available Principal                                                                     67,452,497.06
      Class A Accumulation Period Length                                                                  6

      Reserve Account
      ---------------
      Available Reserve Account Amount                                                         1,900,000.00
      Covered Amount                                                                           1,220,433.33
      Reserve Draw Amount                                                                        169,053.27
      Portfolio Yield                                                                                 11.62%
      Reserve Account Factor                                                                          50.00%
      Portfolio Adjusted Yield                                                                         5.68%
      Reserve Account Funding Period Length                                                               3
      Reserve Account Funding Date                                                                15-Oct-99
      Weighted Average Coupon                                                                          6.16%
      Required Reserve Account Amount                                                          1,900,000.00
      Reserve Account Surplus                                                                          0.00
      Required Reserve Account Deposit                                                           159,644.51
      Portfolio Yield - 3 month average                                                               13.00%
      Base Rate - 3 month average                                                                      7.22%
      (Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                5.78%


      *Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.